                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 1, 2000

                         United Therapeutics Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



      Delaware                 0-26301                        52-1984749
      --------                 -------                        ----------
  (State or Other            (Commission                   (I.R.S. Employer
  Jurisdiction of            File Number)               Identification Number)
   Incorporation)


                  1110 Spring Street
                   Silver Spring, MD                                  20910
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       (Address of Principal Executive Offices)                     (Zip Code)


               Registrant's telephone number, including area code:

                                 (301) 608-9292
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ITEM 5. OTHER EVENTS.

        On December 1, 2000, the Registrant issued a press release attached hereto as Exhibit 99 and incorporated herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.           Description of Exhibit

   99                 Press release of December 1, 2000

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            United Therapeutics Corporation
                                            (Registrant)



Date:  December 1, 2000                     By:    /s/ Fred T. Hadeed
                                                   ---------------------
                                            Name:  Fred T. Hadeed
                                            Title: Chief Financial Officer

                                  Exhibit Index

        Exhibit No.                 Description of Exhibit

             99                     Press release of December 1, 2000